UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 4, 2008

Date of report (date of earliest event reported)

Foundation Coal Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32331	42-1638663
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 Corporate Boulevard, Suite 300, Linthicum Heights, MD 21090-2227

(Address of Principal Executive Offices)

410-689-7600

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1

EXHIBIT 99.2

Item 7.01	Regulation FD Disclosure.

On March 4, 2008, an executive officer of Foundation Coal Holdings, Inc. (“Foundation”) will be a panel participant at the Simmons & Company International 8th Annual Energy Conference in Las Vegas, NV. On March 6, 2008, an executive officer of Foundation will participate in the UBS Natural Gas, Electric Power and Coal Conference in Austin, TX.

A copy of the presentations are attached as Exhibit 99.1 and Exhibit 99.2, respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibit

Exhibit 99.1	Foundation presentation at the Simmons & Company International 8th Annual Energy Conference on March 4, 2008.

Exhibit 99.2	Foundation presentation at UBS Natural Gas, Electric Power and Coal Conference On March 6, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 4, 2008

Foundation Coal Holdings, Inc.

/s/ Frank J. Wood
Senior Vice President and Chief Financial Officer